Exhibit 99.1

GigInternational1, Inc. Confirms Receipt of Sponsor Funds to Extend Period of Time to Consummate Business Combination

Palo Alto, CA – October 20, 2022 – GigInternational1, Inc. (“GigInternational1”) (Nasdaq: GIW; GIWWU; GIWWW), a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, today announced that its Sponsor, GigInternational1 Sponsor, LLC, has deposited into the GigInternational1’s trust account (the “Trust Account”) an additional $200,000.00. In consideration for the deposit, GigInternational1 has issued to our Sponsor a second restated unsecured interest free promissory note for the principal amount of the aggregate of such deposit, together with similar deposits made on August 19, 2022 and September 19, 2022, which will be repaid in connection with the closing of GigInternational1’s previously announced business combination. As a result of the deposits into the Trust Account, the period of time that GigInternational1 has to consummate a business combination has been extended by a month to November 21, 2022 (and may be extended thereafter on a monthly basis until February 21, 2023 upon payment of a monthly fee equal to $200,000).

About GigInternational1

GigInternational1 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigInternational1’s efforts to identify a target business may span many industries, the focus of GigInternational1’s search is for prospects within the technology, media and telecommunications, aerospace and defense, mobility, and semiconductor industries, primarily located in Europe or Israel. GigInternational1 was sponsored by GigInternational1 Sponsor, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of GigInternational1 may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, future extensions, expectations with respect to closing of the proposed business combination, the repayment of the promissory note upon such closing of the proposed business combination, and the timing of the completion of the proposed business combination. There can be no assurance that future developments affecting GigInternational1 will be those that we have anticipated. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigInternational1 and the party with which it has proposed to consummate a business combination, Convalt Energy, Inc. (“Convalt”), and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of GigInternational1 and Convalt or other conditions to closing, including the failure of the stockholders of GigInternational1 to approve the extension of time for GigInternational1 to consummate its initial business combination at the upcoming annual meeting of stockholders of GigInternational1 that GigInternational1 intends to hold; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of Convalt and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on the Nasdaq Stock Market LLC or any other national stock exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the demand for Convalt’s and the surviving company’s services together with the possibility that Convalt or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to Convalt’s business, including, but not limited to, the ability of Convalt to increase sales of its output products in accordance with its plan; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC by GigInternational1 and (y) other documents filed or to be filed with the SEC by GigInternational1. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. All forward-looking statements in this press release are based on information available to GigInternational1 as of the date hereof, and GigInternational1 assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, GigInternational1 will prepare a proxy statement/prospectus (the “GigInternational1 proxy statement/prospectus”) to be filed with the SEC and mailed to GigInternational1’s stockholders. GigInternational1 urges investors and other interested persons to read, when available, the GigInternational1 proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read GigInternational1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “GigInternational1 Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The GigInternational1 proxy statement/prospectus, once available, and GigInternational1’s Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

GigInternational1, Convalt and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigInternational1 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigInternational1’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigInternational1’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of GigInternational1’s and Convalt’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigInternational1’s and Convalt’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or the extension of time for GigInternational1 to consummate its initial business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

GigInternational1, Inc. Contact:

Brian Ruby

ICR

Brian.Ruby@icrinc.com